 December 2008
 December 2008
 Credit Suisse
 Credit Suisse
 2008 Global Airlines Conference
 2008 Global Airlines Conference

 Certain of the statements contained herein should be considered “forward-looking statements,” including within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”,
“expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue”
and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the “Company” or “AirTran”). Such
statements include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected fuel costs, the revenue and pricing environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the
Company’s ability to grow new and existing markets, the Company’s ability to maintain or expand cost advantages in comparison to various competitors, the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices;
the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub or focus airports;
weather conditions; the impact of fleet concentration and changes in fleet mix; the impact of increased maintenance costs as aircraft age and/or utilization increases; the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of any financing facilities (particularly the financial covenants) and to maintain compliance with credit card agreements; the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; risks associated with actual or potential acquisitions or other business transactions including the Company’s ability to achieve any synergies anticipated as a result of such transactions and to achieve any such synergies in a timely manner, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and
Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Except as may be required by applicable law, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk
Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2007, which is available at www.sec.gov and at
www.AirTran.com.
 Safe Harbor

AirTran
Frontier
Southwest
JetBlue
Continental
Northwest
US Airways
American
Delta
United
10%
7%
5%
3%
-1%
-2%
-4%
-4%
-5%
-6%
-8%
-3%
2%
7%
12%

■ Multiple challenges emerged
 ― Cost: Unprecedented rise in fuel
 ― Cash: Financial crisis in credit markets
 ― Revenue: Slowing domestic economy
■ AirTran’s challenge was magnified by industry leading
 capacity growth
 2008 Has Been A Difficult Year For All Airlines
Domestic Capacity Growth 1H08
* Source: Schedule from APG

$5
$0
($5)
($10)
($15)
-13
-12
-6
-7
-6
1
3
-4
2001
2002
2003
2004
2005
2006
2007
1H08

AirTran

 Large Industry Losses In 2008
(Billions)
■ Industry losses during first six months of 2008 amount to
 the total profits earned in the last two years
* Source: Air Transport Association
Industry Pre-Tax Profits / (Losses)

■ No justification for growth as oil approached 50% of expenses
■ Maintaining low cost advantage was critical
 ― All carriers face unit cost increases from capacity cuts
 ― While AirTran’s costs will also rise, capacity cuts will support unit revenue increases
■ Credit tightening and rising fuel prices called for more capital
■ Unit revenues must rise to withstand high energy costs and other economic uncertainties
 Keys To Repositioning The Company

■ Reduced growth
■ Reduced costs
■ Raised cash
■ Limited fuel exposure
■ Increased revenues
 AirTran Responded Quickly And Decisively

200
160
120
80
40
0
105
127
137
136
132-138
2005
2006
2007
2008
2009
717s
737s

■ Currently 136 aircraft: 86 717s / 50 737s
■ Deferred / sold 47 aircraft from 2008-2012 fleet plan

(Aircraft)
ASM
Growth
28%
24%
20%
5 - 6%
(3) - (7)%
 Previous Plan: 147 161
 Quick And Decisive Plan: Reduce Growth

■ Fuel conservation program
 ― Single engine taxi
 ― Reduced APU usage
 ― Blended winglets on all 737 aircraft
■ Reducing non-aircraft capital expenditures 50%
 ― Non-aircraft CAPEX reduced from $25-30MM to $12-15MM
■ Reducing operating costs
 ― Closed three cities
 ― Flat non-fuel unit cost for 2008
 Quick And Decisive Plan: Reduce Costs

■ Raised over $375MM in financing / credit
 ― Equity and debt offering
 ― New credit facilities
 ― Sale / leasebacks
■ Aircraft sales and other financing transactions
 ― 11 aircraft sales / returns completed
 ― Potential for additional sales
 Quick And Decisive Plan: Raise Cash

10

	Hedge %			Crude Price
Period	Dec07	Sep08	Current	$50	$60	$70	$80	$90	$100	$110
Q408	10%	79%	51%	$85	$85	$86	$87	$92	$97	$102
2008	18%	65%	58%	$97	$98	$99	$99	$101	$102	$104
2009	1%	44%	37%	$83	$83	$83	$84	$89	$92	$99
2010	0%	3%	3%	$72	$72	$72	$80	$85	$85	$95
■ Example: If crude was $90 in 2009, our cost would be the
 equivalent of $89 per barrel on 37% of our fuel
 Quick And Decisive Plan: Limit Fuel Exposure

■ Numerous fare increases
 ― Multiple fare increases since Sep 2007
 ― Fuel surcharge implemented in Nov 2007 and increased in Jan and Apr 2008
■ Ancillary fees have also increased
 ― Seat assignment fees
 ― Change / cancel fees
 ― Call center fees
 ― Baggage fees
■ Revenue increases are now being supported by both
 AirTran and industry capacity reductions
 Quick And Decisive Plan: Increase Revenues

■ High oil / moderate economy replaced by lower oil / uncertain economy
■ Because of high oil in 2008, airlines are six months in front of this challenge
■ AirTran is better positioned for this challenge than ultra-high oil
 ― Fuel >50% of AirTran’s costs in Q308
 ― Extremely low non-fuel costs
 ― Low-cost value provider business model
 Industry Challenges Have Now Changed

■ Youngest all-Boeing fleet in America
 ― 136 Airplanes - 86 717s / 50 737s
■ Unique, high quality product
■ Industry leading non-fuel costs
■ Growing ancillary revenues
■ Demonstrated ability to manage through challenges and
 capitalize on opportunities
 Fundamentals Remain Strong

 Strong Fundamentals: Unique Product
■ Business Class on every flight
 ― Only major U.S. airline with Business Class on
 every flight
■ Assigned seating
■ Over 150 channels of free digital XM Radio
■ Oversized luggage bins
■ Friendly Crew Members
■ Broad distribution
 ― AirTran.com
 ― Reservations
 ― Travel agencies

11
10
9
8
7
6
5
AirTran
SOUTHWEST AIRLINES
FRONTIER
jetBlue
nwa
DELTA
US AIRWAYS
Continental Airlines
AA
UNITED

AirTran

(Cents)
While legacy costs are down, gap remains large
* Excludes fuel and special items
Industry Cost Comparison
Non-Fuel Unit Costs at 734 Miles for 1H08
 Strong Fundamentals: Low Cost Structure

AIRLINE QUALITY RATING
#1
2008
www.AQR.aero

AirTran

AirTran
JetBlue
Southwest
Northwest
Frontier
Continental
Alaska
United
American
Delta
JetBlue
Alaska
Southwest
America West
US Airways
Northwest
Continental
AirTran
United
ATA
JetBlue
AirTran
Independence
Southwest
United
America West
Northwest
Continental
Alaska
American
JetBlue
AirTran
Frontier
Northwest
Southwest
Continental
United
Alaska
American
ATA
JetBlue
AirTran
Southwest
United
Alaska
America West
Northwest
American
Continental
ATA
Notes:  (1) Source: Wichita State University / University of Nebraska, Omaha.
  (2) Based on DOT reports for on-time performance, denied boardings, mishandled baggage, and customer complaints
 (3) AirTran not ranked prior to 2003
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
 Strong Fundamentals: #1 In Quality
 Airline Quality Rating for Major Carriers
2005
2004
2003
2006
2007

DAL - Atlanta
AMR - Dallas
CAL - Houston
UAUA - Chicago
LCC - Charlotte
AAI - Atlanta
LUV - Las Vegas
AMR - Miami
NWA - Minneapolis
NWA - Detroit
CAL - Newark
LUV - Chicago
AMR - Chicago
UAUA - Denver
LCC - Phoenix
LUV - Phoenix
JBLU - New York
LUV - Baltimore
LCC - Philadelphia
UAUA - San Francisco
AAI - Atlanta (2000)
0
100
200
300
400
500
600
700
800
900
1,000
Mainline Departures
Regional Departures

AirTran

225 departures in December 2008
 Strong Fundamentals: World’s Largest LCC Hub

Portland
Boston
Dallas/Ft. Worth
Ft. Lauderdale
San Juan
Las Vegas
Denver
San Francisco
 Strong Fundamentals: Successful Diversification
Minneapolis
Burlington
San Antonio
Flint
Kansas City
Jacksonville
West Palm Beach
Miami
Seattle
December 2008 - Atlanta
Wichita
Bloomington
St Louis
Memphis
Moline
Indianapolis
Milwaukee
Detroit
Chicago
Columbus
Dayton
Buffalo
Rochester
White Plains
New York City (LGA)
Richmond
Washington, D.C. (IAD)
Newport News
Raleigh/Durham
Charlotte
Charleston
Orlando
Sarasota
Ft. Myers
Tampa
Pensacola
New Orleans
Atlanta
Gulfport/Biloxi
Houston
Phoenix
Los Angeles
Pittsburgh
Harrisburg
Washington, D.C. (DCA)
Baltimore
Philadelphia
Newark
San Diego

Portland
Boston
Dallas/Ft. Worth
San Juan
Houston
Las Vegas
Denver
San Francisco
 Strong Fundamentals: Successful Diversification
Minneapolis
Burlington
San Antonio
Columbus
Rochester
Richmond
Akron/
Canton
Detroit
Flint
Milwaukee
Moline
Bloomington
Indianapolis
St Louis
Kansas City
Wichita
Memphis
Gulfport/Biloxi
New Orleans
Pensacola
Tampa
Ft. Myers
Sarasota
Atlanta
Los Angeles
Phoenix
Seattle
Pittsburgh
Dayton
Chicago
Buffalo
Raleigh/Durham
Charlotte
Charleston
Jacksonville
Miami
Ft. Lauderdale
West Palm Beach
Orlando
White Plains
New York City (LGA)
Newark
Philadelphia
Baltimore
Washington, D.C. (DCA)
Washington, D.C. (IAD)
Newport News
December 2008 - Baltimore
San Diego

Portland
Boston
Dallas/Ft. Worth
Las Vegas
Denver
San Francisco
 Strong Fundamentals: Successful Diversification
Minneapolis
Burlington
San Antonio
Flint
Seattle
December 2008 - Florida
New Orleans
Houston
Los Angeles
Rochester
Dayton
Columbus
Gulfport/Biloxi
Milwaukee
Harrisburg
Buffalo
Chicago
Detroit
Akron/
Canton
Pittsburgh
Richmond
White Plains
New York City (LGA)
Newark
Philadelphia
Baltimore
Washington, D.C. (DCA)
Washington, D.C. (IAD)
Newport News
Charlotte
Raleigh/Durham
Atlanta
Charleston
Jacksonville
Pensacola
Orlando
Tampa
Sarasota
Ft. Myers
Miami
San Juan
Ft. Lauderdale
West Palm Beach
Memphis
St Louis
Bloomington
Indianapolis
Kansas City
Wichita
Moline
Phoenix
San Diego

Portland
Boston
Dallas/Ft. Worth
Las Vegas
Denver
San Francisco
 Strong Fundamentals: Successful Diversification
Minneapolis
Burlington
San Antonio
Flint
Seattle
December 2008 - Full Network
New Orleans
Houston
Los Angeles
Rochester
Dayton
Columbus
Gulfport/Biloxi
Milwaukee
Chicago
Detroit
Akron/
Canton
Pittsburgh
Richmond
White Plains
New York City (LGA)
Newark
Philadelphia
Baltimore
Washington, D.C. (DCA)
Washington, D.C. (IAD)
Newport News
Charlotte
Raleigh/Durham
Atlanta
Charleston
Jacksonville
Pensacola
Orlando
Tampa
Sarasota
Ft. Myers
Miami
San Juan
Ft. Lauderdale
West Palm Beach
Memphis
St Louis
Bloomington
Indianapolis
Kansas City
Wichita
Moline
Phoenix
Harrisburg
Buffalo
San Diego

■ Competitors have also announced mainline domestic
 capacity reductions
 ― Industry capacity down approximately 10% in Q408
 ― AirTran capacity will be down 6-7% in Q408 after original plans for 10% growth
 ● AirTran capacity will be down 3-7% in 2009
 ― Expect continued industry capacity discipline
 Opportunities: Domestic Capacity Is Shrinking

Salt Lake City - DAL
Las Vegas - LCC
Legacy Hub Redundancies
 Opportunities: Redundant Legacy Capacity Remains
San Francisco - UAUA
Los Angeles - UAUA
Chicago - AMR
Denver - UAUA
Detroit - NWA
Chicago -
UAUA
Minneapolis - NWA
Cincinnati - DAL
Milwaukee - NWA
Indianapolis - NWA
St. Louis - AMR
Houston - CAL
Dallas - AMR
Miami - AMR
Atlanta - DAL
Newark - CAL
Philadelphia - LCC
NYC (JFK) - DAL
Washington, DC (IAD) - UAUA
Memphis - NWA
Cleveland - CAL
Baltimore - AAI
Atlanta - AAI
Orlando - AAI
Charlotte - LCC
Phoenix - LCC

2000
1999
• Under new
 management AirTran
 restores profitability
 in 1999
• Emerged stronger from
 9/11 by lowering costs and
 capitalizing on legacy
 domestic retrenching
• Increased cash balance to
 $100MM from low of $10MM
 in 1999
• Successfully recapitalized
 the Company with $230MM
 in debt maturities due 2Q01
• Transformed business to become
 highly regarded low-cost airline
• Expanded network into Baltimore
 and Florida
• Remained profitable post 9/11
• Continued to lower non-fuel unit costs to the
 best in industry
• Continued to increase revenues
• Capitalized on continued legacy domestic
 restructuring and expanded network into the
 West
• Proactive response to increase in fuel from $75 to
 $145 per barrel
• Focused on reducing capacity growth, increasing
 unit revenues, continuing to lower non-fuel costs,
 limiting fuel exposure, and successfully raising
 capital
• Low cost advantage will allow us to further
 capitalize on capacity reductions
2002
2004
2006
2001
2003
2005
2007
2008
• Completed re-fleeting to
 all 717 fleet
• Negotiated 737 deal at
 market bottom
 Opportunities: Demonstrated Record Of Adapting

■ Q4 2008 update
 ― RASM up 6-8%
 ― Capacity down 6-7%
 ― Costs remain on track, up 5-6%
 ― Free cash flow is positive
■ Absent fuel hedging, AirTran would be profitable in Q4 2008
■ 2008 CASM ex-fuel will be flat
■ Fuel providing tremendous tailwind
 ― At $60/bbl, 2009 fuel will be approximately $400MM less than 2008, which is equivalent to a 16% decline in revenues
 Outlook

■ 2008 has been a difficult year
■ AirTran has moved quickly and decisively
■ Fundamentals remain strong
■ Positioning the company to return to profitability and
 capitalize on opportunities
 ― Airlines are six months in front of this current economic problem
 ― AirTran is better positioned for this challenge
 Summary